SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2008

Asianada, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-136806	98-0539032
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

2121 Avenue of the Stars
Suite 2550
Los Angeles, California 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Current Report on Form 8-K (accession no. 0001144204-08-061630) filed with the Securities and Exchange Commission on November 6, 2008 (the “Form 8-K”) by Asianada, Inc. (the “Company”) amends and restates Item 4.01 of the Form 8-K to include (i) information unintentionally omitted and (ii) a new Exhibit 16.1, from the initial filing of the Form 8-K. No other information included in the Form 8-K is amended hereby.

Item 4.01  Changes In Registrant’s Certifying Accountant.

Effective November 6, 2008, the Company dismissed Madsen & Associates, CPA’s Inc. (“Madsen”) as the Company’s independent registered public accounting firm which had been serving as the Company’s principal accountant up to such date. The decision to change accountants was approved by the Company’s Board of Directors (the “Board”).

Other than as described herein, no reports issued by Madsen during the Company’s two most recent fiscal years and any subsequent interim period contained an adverse opinion or disclaimer of opinion, nor were any reports issued by Madsen qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent full fiscal years ended June 30, 2008 and 2007, and the subsequent interim period through November 6, 2008, there were no disagreements with Madsen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make references to the subject matter of such disagreements in connection with its reports on the Company’s financial statements during such periods. Madsen issued going concern opinions in connection with its audit of each of the fiscal years ended June 30, 2008 and 2007, stating that, in Madsen’s opinion, the Company will need additional working capital for its planned activity and to service its debt, which raises substantial doubt about its ability to continue as a going concern. None of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during the period that Madsen served as the Company’s principal accountant.

The Company provided Madsen with a copy of the disclosures contained in this Current Report on Form 8-K/A and requested that Madsen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which it does not agree. A copy of such letter, dated November 13, 2008, is attached hereto as Exhibit 16.1. By filing the letter as an exhibit, the Company is not necessarily indicating its agreement with the statements contained therein.

Effective November 6, 2008, the Board approved the engagement of Raich Ende Malter & Co. LLP (“REM”) as the Company’s new independent registered public accounting firm to provide audit services for the Company.

During the Company’s two prior fiscal years ended June 30, 2008 and 2007, and the subsequent interim period through November 6, 2008, the Company did not consult with REM regarding the application of accounting principles to a specific transaction, or type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by REM that was a factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, and the Company did not consult with REM on or regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

16.1	Letter regarding change in certifying accountant dated November 13, 2008 from Madsen & Associates, CPA’s Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asianada, Inc. (Registrant)

Dated: November 18, 2008	/s/ Charles Bentz
Charles Bentz Chief Financial Officer